ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2025
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Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
For some time now, uncertainty has been a key word in this space, appearing near the top of many of our quarterly commentaries. First came the pandemic and its aftermath, from supply chain issues to unprecedented levels of government stimulus. There have been wars in Ukraine and the Middle East, a global surge of inflation, and hotly contested elections in the United States and across the world. Investors have grappled with big questions that still have no obvious answers: Will there be a recession or a soft landing? Can the consumer keep fueling growth? What will the U.S. Federal Reserve
“Guarding against emotional decision making is one of the keys to successful investing.”

(Fed) do going forward? Despite it all, the path of the stock market has generally been higher, especially in the United States.
The year started off strong, bolstered by the prospect that business-friendly policies, including tax cuts and reduced regulation, would provide a boost to economic growth. But, by the middle of the quarter, weakening consumer and business sentiment data, signs of decelerating earnings growth, and higher-than-expected inflation numbers dampened investor enthusiasm. Growing concerns surrounding the impact of tariffs and a burgeoning trade war on economic growth gave rise to fears of a recession and even stagflation.
After peaking in mid-February, the S&P 500 Index fell into correction territory, down more than 10% in just a few weeks. The benchmark ended a streak of five positive quarters with a 4.3% decline. The Magnificent 7—the heartbeat of the long rally—lost over $2 trillion in market value during the quarter. The artificial intelligence (AI) trade faltered, starting when Chinese start-up DeepSeek’s new AI model, purportedly developed at a fraction of the cost of existing models, was released in January. The weakest performing sectors in the S&P 500 were Consumer Discretionary, Information Technology (IT), and Communication Services, due in large part to worries about future AI spending.
In contrast to U.S. markets, developed international and emerging market stocks broadly advanced. The S&P 500 had its worst quarter relative to the MSCI All Country World Index ex USA since 1988. European defense stocks, fueled by Germany’s moves to allow higher defense spending, led the strong gains in Europe. DeepSeek and supportive government stimulus drove positive investor sentiment in China, which led emerging market stocks higher. Gold, which tends to rise with uncertainty, surged again to repeated record highs.
Within the S&P 500, sector leadership reversed, as investors shifted out of areas of the market that had powered recent gains. Consumer Discretionary and IT posted double-digit declines, while Communication Services also trailed the broader market. Energy was the top performing sector, with a 10.2% increase,

Letter to Shareholders (continued)

followed by Health Care and Consumer Staples, as risk-off sentiment drove gains in more defensive areas of the market. Seven of 11 sectors advanced despite the Index’s overall weakness.
Our Fund returned -3.9% in the first quarter but held up better than the S&P 500’s -4.3% return. On a relative basis, the Consumer Discretionary, Health Care, and Consumer Staples sectors helped our performance the most. Industrials and IT sectors were detractors from relative performance.
In Consumer Discretionary, the Fund’s return was -9.9%, beating the Index’s -13.0% return. Our positions in O’Reilly Automotive and Uber Technologies were leading contributors to this outperformance. Amid news that tariffs would likely raise car prices, O’Reilly’s shares advanced on expected improvement in demand for automotive parts and services and sentiment for do-it-yourself maintenance. After a flattish 2024, Uber rallied as fears related to the competitive threat of robotaxis lessened.
The Health Care sector was also a source of relative strength. Our holdings generated a 10.4% gain compared to a 6.5% advance in the S&P 500. Our positions in drug distributor Cencora and drugmaker Abbvie were significant contributors. Cencora benefited from robust demand for specialty medications, including GLP-1 diabetes and weight loss drugs, and its increasing revenues surpassed analysts’ expectations. Abbvie’s shares advanced as the company reported resilient earnings and raised guidance. Sales of immunology drugs Skyrizi and Rinvoq rose amid regulatory approvals for multiple indications, more than offsetting increasing generic competition for its blockbuster drug Humira.
In contrast, the Industrials sector was the biggest detractor from relative performance. The potential impact of tariffs on growth and profitability weighed on Industrials throughout the quarter. This impacted our exposure to cyclical stocks, including our holdings in Carrier Global, Trane Technologies, and Hubbell, the latter of which we exited during the quarter. Our position in data center infrastructure provider Vertiv Holdings declined sharply on concerns the spending ramp might not materialize as quickly as expected.
Our performance in IT was modestly below that of the sector, with the largest single detractor being cloud networking provider Arista Networks. A strong beneficiary of AI-related spending, Arista shares declined after the DeepSeek announcement and remained weak as the market reassessed the growth trajectories of AI-related stocks. While the IT sector declined double digits in the quarter, the Fund benefited from strong performance in International Business Machines (IBM), which was up 13.9%. The stock was propelled by strong software sales, which we view as key to IBM’s revitalization and return to consistent organic growth.
For the three months ended March 31, 2025, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -3.9%. This compared to a -4.3% total return for both the S&P 500 and the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was -3.9%. During the quarter, the Fund paid distributions to shareholders of  $55.3 million, or $.47 per share.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2025, the Fund’s total return on NAV was 6.8%. Comparable figures for the S&P 500 and Morningstar U.S. Large Blend category were 8.3% and 6.4%, respectively. The Fund’s total return on market price was 11.4%.
Even by recent standards, market uncertainty seems unusually high as we look toward the rest of 2025. The range of outcomes, from economic growth to inflation and interest rates, remains wide. How deep and long the trade wars will be and how much they will impact U.S. companies are still unknown. The political and regulatory realities seem to be ever-changing, which might be the most challenging aspect of the current environment for businesses and investors.
The 24/7 news cycle can feel overwhelming at times, and while we’ve seen how it can shift the narrative and move markets during the recently completed quarter, it’s the long term that matters. Guarding against emotional decision making is one of the keys to successful investing. It is simple, though not easy, especially when markets slip and the outlook is cloudy. In the end, it comes down to identifying companies that are well positioned to take advantage of whatever the market, the government, or the world throws at them over the long haul.
As always, we will remain true to our process: invest over full market cycles in high-quality companies at attractive valuations, with a focus on managing risk. That philosophy has served us well, and we believe it will again no matter what happens in the months and years ahead.
We appreciate your trust, and we never take that for granted.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
April 17, 2025

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2025	2024
At March 31:
Net asset value per share	$21.28	$22.81
Market price per share	$18.99	$19.52
Shares outstanding	118,862,758	124,051,688
Total net assets	$2,529,977,563	$2,829,484,494
Average net assets	$2,648,938,560	$2,685,700,471
Unrealized appreciation on investments	$1,118,952,056	$1,255,515,651

For the three months ended March 31:
Net investment income	$5,222,188	$3,761,365
Net realized gain (loss)	$56,234,217	$76,552,150
Total return (based on market price)	-3.9%	10.5%
Total return (based on net asset value)	-3.9%	11.2%

Key ratios:
Expenses to average net assets*	0.57%	0.61%
Net investment income to average net assets*	0.79%	0.58%
Portfolio turnover*	74.8%	68.5%
Net cash & short-term investments to net assets	0.7%	0.5%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2025
(unaudited)
	Market Value	Percent of Net Assets
Apple Inc.	$187,344,442	7.4%
Microsoft Corporation	165,359,295	6.5
NVIDIA Corporation	143,928,640	5.7
Amazon.com, Inc.	108,638,460	4.3
Alphabet Inc. Class A	84,727,256	3.3
Meta Platforms, Inc. Class A	73,774,080	2.9
JPMorgan Chase & Co.	58,396,854	2.3
Adams Natural Resources Fund, Inc.*	54,658,394	2.2
Visa Inc. Class A	48,980,640	1.9
Broadcom Inc.	44,737,296	1.8
	$970,545,357	38.3%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 9.1%
Alphabet Inc. Class A	547,900	$84,727,256
Meta Platforms, Inc. Class A	128,000	73,774,080
Netflix, Inc. (b)	38,322	35,736,415
T-Mobile US, Inc.	96,900	25,844,199
Walt Disney Company	98,100	9,682,470
		229,764,420
Consumer Discretionary — 10.7%
Amazon.com, Inc. (b)	571,000	108,638,460
Booking Holdings Inc.	5,900	27,180,769
Domino’s Pizza, Inc.	25,900	11,899,755
Home Depot, Inc.	37,900	13,889,971
McDonald’s Corporation	65,500	20,460,235
O’Reilly Automotive, Inc. (b)	17,400	24,926,892
Skechers U.S.A., Inc. Class A (b)	181,100	10,282,858
Tesla, Inc. (b)	121,800	31,565,688
Uber Technologies, Inc. (b)	309,300	22,535,598
		271,380,226
Consumer Staples — 6.4%
Coca-Cola Company	144,000	10,313,280
Colgate-Palmolive Company	89,200	8,358,040
Costco Wholesale Corporation	13,700	12,957,186
Kenvue, Inc.	752,500	18,044,950
PepsiCo, Inc.	47,800	7,167,132
Philip Morris International Inc.	203,735	32,338,856
Post Holdings, Inc. (b)	120,900	14,067,924
Procter & Gamble Company	70,249	11,971,834
Sysco Corporation	196,700	14,760,368
Walmart Inc.	360,343	31,634,512
		161,614,082
Energy — 3.9%
Adams Natural Resources Fund, Inc. (c)(f)	2,396,247	54,658,394
Baker Hughes Company	324,800	14,274,960
Chevron Corporation	137,900	23,069,291
Hess Corporation	49,100	7,842,743
		99,845,388

Schedule of Investments (continued)

March 31, 2025
(unaudited)
	Shares	Value (a)
Financials — 14.3%
Allstate Corporation	101,600	$21,038,312
American International Group, Inc.	209,500	18,213,930
Bank of America Corp.	848,268	35,398,224
Berkshire Hathaway Inc. Class B (b)	80,343	42,789,075
CME Group Inc. Class A	87,100	23,106,759
Discover Financial Services	118,400	20,210,880
Goldman Sachs Group, Inc.	49,800	27,205,242
JPMorgan Chase & Co.	238,063	58,396,854
Mastercard Incorporated Class A	55,162	30,235,395
PNC Financial Services Group, Inc.	56,200	9,878,274
S&P Global, Inc.	51,000	25,913,100
Visa Inc. Class A	139,761	48,980,640
		361,366,685
Health Care — 11.3%
AbbVie, Inc.	187,700	39,326,904
Boston Scientific Corporation (b)	213,700	21,558,056
Cencora, Inc.	81,000	22,525,290
Cigna Group	40,200	13,225,800
Eli Lilly and Company	41,968	34,661,791
HCA Healthcare, Inc.	24,800	8,569,640
Health Care Select Sector SPDR Fund	104,600	15,272,646
Insulet Corporation (b)	40,700	10,688,227
Johnson & Johnson	102,800	17,048,352
Medtronic plc	192,900	17,333,994
Quest Diagnostics Incorporated	52,100	8,815,320
Regeneron Pharmaceuticals, Inc.	19,700	12,494,331
Thermo Fisher Scientific Inc.	40,300	20,053,280
UnitedHealth Group Incorporated	50,800	26,606,500
Vertex Pharmaceuticals Incorporated (b)	35,100	17,017,182
		285,197,313
Industrials — 7.7%
Automatic Data Processing, Inc.	88,000	26,886,640
Carrier Global Corporation	277,200	17,574,480
Deere & Company	40,500	19,008,675
Fortive Corp.	239,700	17,541,246
General Electric Company	121,100	24,238,165
Knight-Swift Transportation Holdings Inc.	241,400	10,498,486
Parker-Hannifin Corporation	37,300	22,672,805
RTX Corporation	136,200	18,041,052
Trane Technologies plc	53,900	18,159,988
Vertiv Holdings Co. Class A	66,200	4,779,640
W.W. Grainger, Inc.	14,600	14,422,318
		193,823,495

Schedule of Investments (continued)

March 31, 2025
(unaudited)
	Shares	Value (a)
Information Technology — 29.5%
Accenture plc Class A	24,619	$7,682,113
Analog Devices, Inc.	79,000	15,931,930
Apple Inc.	843,400	187,344,442
Arista Networks, Inc. (b)	213,664	16,554,687
Atlassian Corporation Class A (b)	62,500	13,263,125
Autodesk, Inc. (b)	40,700	10,655,260
Broadcom Inc.	267,200	44,737,296
Cisco Systems, Inc.	374,800	23,128,908
International Business Machines Corporation	129,700	32,251,202
Lam Research Corporation	283,900	20,639,530
Micron Technology, Inc.	112,300	9,757,747
Microsoft Corporation	440,500	165,359,295
NVIDIA Corporation	1,328,000	143,928,640
Oracle Corporation	48,800	6,822,728
Palantir Technologies Inc. Class A (b)	39,300	3,316,920
Palo Alto Networks, Inc. (b)	107,800	18,394,992
Salesforce, Inc.	94,000	25,225,840
		744,994,655
Materials — 1.8%
Crown Holdings, Inc.	104,700	9,345,522
Ecolab Inc.	57,400	14,552,048
Freeport-McMoRan, Inc.	187,200	7,087,392
Sherwin-Williams Company	42,300	14,770,737
		45,755,699
Real Estate — 2.2%
American Tower Corporation	91,200	19,845,120
AvalonBay Communities, Inc.	57,600	12,362,112
CBRE Group, Inc. Class A (b)	98,200	12,842,596
VICI Properties Inc.	338,200	11,032,084
		56,081,912
Utilities — 2.4%
Constellation Energy Corporation	24,900	5,020,587
Entergy Corporation	128,000	10,942,720
NextEra Energy, Inc.	258,300	18,310,887
Utilities Select Sector SPDR Fund	70,400	5,551,040
Vistra Corp.	28,400	3,335,296
WEC Energy Group, Inc.	161,600	17,611,168
		60,771,698
Total Common Stocks
(Cost $1,391,960,337)		2,510,595,573

Schedule of Investments (continued)

March 31, 2025
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.38% (e)	17,796,720	17,800,279
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.18% (e)	497,590	497,590
Total Short-Term Investments
(Cost $18,297,049)		18,297,869
Total — 100.0%
(Cost $1,410,407,386)		2,529,359,442
Other Assets Less Liabilities — 0.0%		618,121
Net Assets — 100.0%		$2,529,977,563

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the three months ended March 31, 2025, investments in affilates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)*	2,396,247	140,456	1,100,239	2,525,818	54,658,394
Total		$140,456	$1,100,239	$2,525,818	$55,124,394

*
The Fund elected to receive 55,314 shares (cost basis $1,240,694) in lieu of cash for distributions received in 2025. Cost basis at end of period was $38,697,393.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com